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Putnam Municipal
Opportunities Trust (PMO)

Presentation to ISS
May 3, 2011

John A. Hill
Chairman of the Board of Trustees,
The Putnam Funds

Jameson A. Baxter
Vice Chairman of the Board of Trustees,
The Putnam Funds

Paul D. Scanlon, CFA
Co-Head of Fixed Income, Putnam Investments

Agenda [Mr. Hill]

1. Overview:

1. PMO’s shareholders are well-served, and Karpus cannot be trusted to effect positive change for all shareholders in any event.

2. Discussion:

1. PMO’s Trustees have acted as responsible, independent fiduciaries.

2. PMO’s preferred share leverage is highly advantageous to common shareholders and consistent with the legal rights and legitimate expectations of preferred shareholders.

3. PMO’s performance and trading price do not warrant a change in management.

4. Karpus’s agenda for PMO discredits Karpus’s Trustee nominees as potential fund fiduciaries.

3. Conclusion:

1. Vote PMO’s Management Proxy (White Card):

1. FOR PMO’s 10 Trustee nominees voted upon by the common and preferred shareholders voting together.

2. FOR PMO’s 2 Trustee nominees voted upon by the preferred shareholders voting as a separate class.

3. AGAINST Karpus’s Proposal 2 recommending that PMO’s management contract with Putnam Investment
Management, LLC (Putnam) be terminated.

4. AGAINST Karpus’s Proposal 3 recommending that PMO’s Trustees consider taking all steps to cause PMO to redeem all preferred shares at par and to utilize alternative sources of leverage.

2. DO NOT VOTE Karpus’s Dissident Proxy (Green Card).

3. ISS should not provide separate recommendations for each class of stock.

2

1. Overview
PMO’s shareholders are well-served, and Karpus cannot be trusted to effect positive change for all shareholders in any event. [Mr. Hill]

• PMO’s shareholders are well-served. No management change is warranted.

– PMO’s common shareholders continue to benefit from the fund’s closed-end, leveraged structure and currently enjoy liquidity in the secondary market at prices close to NAV.

– PMO’s common shareholders have benefited from the fund’s solid performance record and can have continued confidence in Putnam, a leading money manager with substantial fixed income expertise.

– PMO’s preferred shareholders have had their rights fully honored and have no legitimate basis to demand a redemption or a change in the terms of the securities they purchased when such actions would be contrary to the interests of the common shareholders.

– PMO’s current Trustees have a demonstrated record of independence and of actively seeking to promote the interests of all shareholders.

• Karpus cannot be trusted to effect positive change for all shareholders in any event.

– Karpus’s primary interest is in forcing PMO to provide a liquidity event allowing it to exit its large common share position (~ 16%, or $75M) and modest preferred share position (~ 4%, or $7M) at a profit and irrespective of the impact of such a liquidity event on other shareholders.

– Karpus’s interests are not aligned with those of other common shareholders who invested in the fund in order to benefit from its closed-end, leveraged structure over the longer term.

– Karpus’s interests are not aligned with those of other preferred shareholders since it purchased its preferred shares at a substantial discount.

– Karpus’s Trustee nominees cannot be trusted to fairly represent the interests of all shareholders, as they would be obliged to do if elected.

3

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• The fiduciary obligations of PMO’s Trustees are clear.

– The economic rights of preferred and common shareholders are clearly defined (slide 5).

– All Trustees owe the same duties to PMO (slide 6).

– As a legal matter, PMO’s Trustees owe their primary duty to common shareholders where the interests of common and preferred shareholders diverge (slides 7 and 8).

– PMO has satisfied its obligations to preferred shareholders (slide 9).

– Preferred shareholders have no inherent right to liquidity (slide 10).

• PMO’s Trustees have a demonstrated record of taking actions that have benefited preferred shareholders.

– Although under no fiduciary duty or legal obligation to do so, PMO’s Trustees have in fact taken a number of actions over the past 3 years that have provided additional liquidity to preferred shareholders (slide 11).

• As a general matter, the Putnam Funds’ Trustees and Putnam have a demonstrated record of actively addressing the particular concerns of closed-end fund shareholders (slide 12).

• PMO’s Trustees are independent, experienced, and highly qualified fiduciaries with strong fund governance practices (slide 13).

4

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• The economic rights of preferred and common shareholders are clearly defined.

– Under PMO’s organizational documents, PMO’s preferred shareholders are legally entitled to a portion of
PMO’s assets and earnings.

– In contrast, PMO’s common shareholders are entitled to all remaining assets and earnings of PMO after the rights of the preferred shareholders have been satisfied.

5

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• All Trustees owe the same duties to PMO.

– Under the Investment Company Act of 1940 (1940 Act), 2 Trustees are elected exclusively by the preferred shareholders.

– 1940 Act provides exclusive voting rights to preferred shareholders to ensure that their economic entitlements
(e.g., dividends and liquidation preference) are appropriately honored.

– 1940 Act does not accord any other fiduciary priority to preferred shareholders or otherwise suggest a
“balancing” of interests between preferred and common shareholders.

– The fiduciary duties of corporate directors/Trustees are defined by state law.

– Under state law and PMO’s organizational documents, all of PMO’s Trustees owe the same duties to PMO regardless of which shareholders elected them.

• Mass. Business Corporation Act, Ch. 156D, Sec. 8.30: “[A] director shall discharge his duties as a director...
in a manner the director reasonably believes to be in the best interests of the corporation.”

• PMO’s Declaration of Trust: The Trustees will hold assets “in trust...for the benefit of the holders...of shares.” Trustees are entitled to indemnification when acting in “in good faith in the reasonable belief that
[their actions are] in the best interests of [PMO],” subject to certain 1940 Act limitations.

– Each Trustee thus is a “fiduciary” of PMO as a whole, and no Trustee is exclusively a fiduciary with respect to only common or preferred shareholders.

6

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• As a legal matter, PMO’s Trustees owe their primary duty to common shareholders where the interests of common and preferred shareholders diverge.

– The Delaware Chancery Court, to which state courts frequently look for guidance on corporate governance issues, has stated, “[G]enerally it will be the duty of the board, where discretionary judgment is to be exercised, to prefer the interests of the common stock — as the good faith judgment of the board sees them to be — to the interests created by the special rights, preferences, etc., of preferred stock, where there is a conflict.” In re Trados Inc. Shareholder Litigation, 2009 WL 2225958, *7 (Del. Ch. 2009); Equity-Linked
Investors v. Adams, 705 A.2d 1040, 1042 (Del. Ch. 1997).

– Thus, PMO’s Trustees are not required or permitted to engage in a “balancing” of interests as between common and preferred shareholders in matters where these interests diverge.

7

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• As a legal matter, PMO’s Trustees owe their primary duty to common shareholders where the interests of common and preferred shareholders diverge.

– A common example from corporate finance is instructive:

• After the initial issuance of debt, the debt holders may wish to have the debt redeemed prior to its maturity or to receive a higher interest payment.

• No responsible corporate board would seriously consider acting to redeem such debt or to increase the interest paid in the absence of circumstances indicating that such actions would benefit the common stock holders.

• Similarly, PMO’s preferred shareholders may wish to be redeemed or to change the terms of the securities they purchased, but, in the absence of circumstances indicating that such actions would benefit PMO’s common shareholders, PMO’s preferred shareholders have no legitimate basis to expect such actions.

8

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• PMO has satisfied its obligations to preferred shareholders.

– Since the collapse of preferred share remarketings/auctions across the industry in February 2008, PMO has continued to satisfy all of its obligations under both the Bylaws and the 1940 Act:

• PMO has paid dividends at the default interest rate set in accordance with the Bylaws.

• PMO has continued to engage and pay a remarketing agent for the conduct of the remarketings/auctions.

• PMO has assured that the preferred shares continue to be entitled to all voting rights and privileges.

• PMO has continued to meet its asset coverage tests and other maintenance requirements.

9

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• Preferred shareholders have no inherent right to liquidity.

– The terms of PMO’s preferred shares do not guarantee that there will be liquidity for the shares, through the remarketing/auction process or otherwise.

• The offering documents for PMO’s preferred shares specifically disclosed the possibility of illiquidity as a result of failed remarketings/auctions.

• PMO’s Bylaws specifically contemplate the possibility of failed remarketings/auctions by requiring PMO to pay dividends to preferred shareholders at a default interest rate for periods following failed remarketings/auctions.

– The terms of PMO’s preferred shares do not require PMO or its Trustees to provide liquidity except in those specific cases where mandatory redemption provisions in the Bylaws are triggered (e.g., if PMO fails to satisfy asset coverage requirements).

10

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• PMO’s Trustees have a demonstrated record of taking actions that have benefited preferred shareholders.

– Although under no fiduciary duty or legal obligation to do so, PMO’s Trustees have in fact taken a number of actions over the past 3 years that have provided additional liquidity to preferred shareholders.

• June 2008 – August 2008: PMO redeemed $59.1M, or 15%, of then-outstanding preferred shares, substituting tender option bonds (TOBs) as an alternative form of leverage.

• September 2008: Putnam recommended, and the Trustees approved, the merger of PMO into a comparable open-end Putnam fund, subject to a number of conditions. The merger would have resulted in the complete redemption of all preferred shares.

• November 2008 – January 2009: PMO redeemed $156.05M, or approximately 47%, of the remaining preferred shares in preparation for the merger.

• While efforts to complete the merger were suspended in January 2009 due to unprecedented market conditions, the foregoing actions resulted in the aggregate redemption of 54.61% ($215.15M out of $394M in liquidation preference) of the preferred shares originally outstanding.

11

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• As a general matter, the Putnam Funds’ Trustees and Putnam have a demonstrated record of actively addressing the particular concerns of closed-end fund shareholders.

– The Trustees meet regularly with Putnam regarding closed-end funds, and they carefully monitor the funds’
performance, the trading prices (including any discounts or premiums) of fund shares, and the expressed views of shareholders in the funds.

– Putnam and the Trustees have taken significant actions when circumstances indicate that such actions would benefit the long-term best interests of shareholders:

• They have merged closed-end funds.

• They have merged closed-end funds together, twice in 2005 and twice in 2008.

• They have merged closed-end funds into open-end funds, once in 2006 and twice in 2007.

• They have initiated tender offers. In 2007, tender offers were conducted to purchase up to 10% of the outstanding common shares of each of 8 closed-end funds (including PMO) at a price per share equal to
98% of NAV. In 2008, a tender offer for another fund was conducted to purchase up to 15% of its outstanding common shares at a price per share equal to 99% of NAV.

• They have instituted a share repurchase program. In 2005, the Trustees approved a share repurchase plan and have renewed it ever since. To date, the program has made a meaningful contribution to investment return.

• They reduced management fees for the closed-end funds, effective January 1, 2006. PMO’s management fee decreased by 15%, from 65 basis points to 55 basis points.

• They have monitored the incremental earnings associated with preferred share leverage by requiring Putnam to forego a management fee on assets attributable to preferred shares should the incremental earnings become negative.

12

2.1. Discussion

PMO’s Trustees have acted as responsible, independent fiduciaries. [Ms. Baxter]

• PMO’s Trustees are independent, experienced, and highly qualified fiduciaries with strong fund governance practices.

– Independent

• The Trustees have an independent Chairman, John Hill.

• Jameson Baxter, the Vice Chairman of the Board and Chairman of its Contract Committee, is the Chairman of the Mutual
Fund Directors Forum, which promotes vigilant, dedicated, and well-informed independent directors and serves as their voice and advocate on important policy matters.

• 11 of 12 Trustees are Independent Trustees, not “interested persons” of PMO or of Putnam.

• The Independent Trustees are assisted by an independent administrative staff and by auditors and legal counsel selected by the Independent Trustees and independent of Putnam.

– Highly qualified, with significant current and past experience (for complete biographies, see Appendix A)

• The Trustees are highly accomplished business and investment professionals with extensive leadership experience and deep backgrounds in mutual fund governance.

• See how Karpus’s Trustee nominees compare with the current Trustees:

PMO’s Current 12 Trustees	Karpus’s Proposed 12 Trustees

4 have experience as a founder or Chief Executive Officer of a major investment firm	0 with equivalent experience

7 serve on Boards of Directors of public operating companies	1 with equivalent positions

A former Chief Financial Officer of a Fortune 100 company	0 with equivalent experience

The Chairman of the Mutual Fund Directors Forum	0 with equivalent experience

A former Director of the Investment Company Institute	0 with equivalent experience

12 have experience supervising mutual funds	3 with equivalent experience

– Strong fund governance practices

• A combination of long-tenured and newer members, bringing diverse perspectives to fund oversight

• No staggered board or other takeover defenses; every PMO board member stands for election each fiscal year

13

2.2. Discussion

PMO’s preferred share leverage is highly advantageous to common shareholders and consistent with the legal rights and legitimate expectations of preferred shareholders. [Mr. Scanlon]

• The cost and terms of PMO’s preferred share leverage are highly advantageous to PMO’s common shareholders (slide 15).

• Preferred share leverage continues to add to common shareholders’ monthly yield
(slide 16).

• Putnam actively monitors the marketplace for alternative financing solutions that would result in additional liquidity for preferred shareholders without being contrary to the interests of PMO’s common shareholders and regularly reports to PMO’s Trustees on these matters (slide 17).

• PMO’s actions in redeeming preferred shares place it in the mainstream of industry practice (slide 18).

• Anyone evaluating a board’s actions relating to ARPS redemptions should be mindful of the many considerations that can influence a fund’s redemption rate and should exercise caution in relying on any single measure (slide 19).

14

2.2. Discussion

PMO’s preferred share leverage is highly advantageous to common shareholders and consistent with the legal rights and legitimate expectations of preferred shareholders. [Mr. Scanlon]

• The cost and terms of PMO’s preferred share leverage are highly advantageous to PMO’s common shareholders.

– As a result of the Federal Reserve Board’s decisions to maintain interest rates at historically low levels, the current cost of maintaining PMO’s preferred share leverage is highly favorable to PMO’s common shareholders.

– The terms of PMO’s preferred shares are also highly favorable to PMO’s common shareholders and cannot be replaced with any alternative form of leverage cited by Karpus.

• Maturity – Preferred shares are perpetual in nature, with no stated maturity date.

• Callability – Preferred shares are callable at any time at the option of PMO.

• Puttability – Preferred shareholders have no ability to “put” the shares back to PMO.

• Financing rate – Recent dividend rates for PMO’s Series B and Series C preferred shares were, respectively, 0.396% (4/25 failed remarketing) and 0.411% (4/28 failed remarketing).

• As an example, if a homeowner today had a mortgage whose terms featured:

• No due date,

• Pre-payment at the homeowner’s option at any time without penalty,

• No possibility of the homeowner being forced to pre-pay the mortgage, and

• An interest rate hovering between 0% and 1%,

• Would it be in the best interest of that homeowner to pay off the mortgage or refinance at this time?

15

2.2. Discussion

PMO’s preferred share leverage is highly advantageous to common shareholders and consistent with the legal rights and legitimate expectations of preferred shareholders. [Mr. Scanlon]

Incremental Yield at Market
Municipal Opportunities Trust
Basis Points
250
200
150
100
50
0
-50
-100
-150
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11

16

2.2. Discussion

PMO’s preferred share leverage is highly advantageous to common shareholders and consistent with the legal rights and legitimate expectations of preferred shareholders. [Mr. Scanlon]

• Putnam actively monitors the marketplace for alternative financing solutions that would result in additional liquidity for preferred shareholders without being contrary to the interests of PMO’s common shareholders and regularly reports to PMO’s Trustees on these matters.

– Tax-exempt closed-end funds have fewer options for alternative leverage than taxable funds.

– Karpus’s suggested alternative sources of leverage, including municipal term preferred securities
(MTPS) and variable rate demand preferred securities (VRDPs), are more costly and have less favorable terms at this time.

• Fixed dividend rates on a recent issuance of MTPS were 2.90%, with the shares having a mandatory call 5 years from the issue date.

• VRDPs pay dividends at variable rates, but a third party, commonly referred to as a liquidity provider, purchases the VRDPs in the event of a failed remarketing/auction.

• These rates are typically subject to escalation in the event of an extended period of failed remarketings/auctions, and closed-end funds are typically required to redeem VRDPs still owned by the liquidity provider if there are 6 months of continuous, unsuccessful remarketings/auctions.

• Tender options bonds (TOBs), another financing source cited by Karpus, represent only a partial, rather than complete, form of alternative leverage, and PMO has already taken advantage of this opportunity to the extent deemed prudent.

17

2.2. Discussion

PMO’s preferred share leverage is highly advantageous to common shareholders and consistent with the legal rights and legitimate expectations of preferred shareholders. [Mr. Scanlon]

• PMO’s actions in redeeming preferred shares place it in the mainstream of industry practice.

– Since the failure of the auction-rate preferred securities (ARPS) market through 3/31/11, PMO has redeemed
54.61% of its originally outstanding ARPS.

– Analysis of the actual redemption actions of other tax-exempt closed-end funds during this same period reveals the following:

• The average tax-exempt closed-end fund has redeemed 48.72% of its outstanding ARPS.

• The median tax-exempt closed-end fund has redeemed 35.00% of its outstanding ARPS.

• Excluding the Nuveen funds, which as an organization made a unique and highly speculative investment judgment by refinancing ARPS using fixed-rate preferred shares, the average for the remaining funds was
29.95% and the median was 25.24%.

• Of the 158 tax-exempt closed-end funds that still have ARPS outstanding, PMO has redeemed a higher percentage of its preferred shares since 2008 than any other fund, with the exception of 4 Nuveen funds.

• Excluding the Nuveen funds, industry data show that PMO has redeemed a higher percentage than every single one of the 135 other tax-exempt closed-end funds with ARPS outstanding; the only non-Nuveen funds to have redeemed more than PMO are the 16 funds that have redeemed 100% of their ARPS (5 of which redeemed in connection with a merger or liquidation).

• A chart showing distribution of redemptions by percentage is included as Appendix D.

– Source of ARPS redemption data as of 3/31/11 is Cecilia L. Gondor, Thomas J. Herzfeld Advisors, Inc.

18

2.2. Discussion

PMO’s preferred share leverage is highly advantageous to common shareholders and consistent with the legal rights and legitimate expectations of preferred shareholders. [Mr. Scanlon]

• Anyone evaluating a board’s actions relating to ARPS redemptions should be mindful of the many considerations that can influence a fund’s redemption rate and should exercise caution in relying on any single measure.

– Redemption decisions across the industry reflect many factors, including:

• The relatively limited options available for refinancing ARPS,

• The highly variable cost structures of ARPS issued through different underwriters at different points in time,

• The significant issuance costs for any new financing,

• Fundamental investment decisions regarding the appropriate leverage structure, and

• General business decisions such as the determination to merge or liquidate a fund.

– ISS should not apply a single bright-line standard for purposes of evaluating a board’s actions relating to ARPS redemptions.

– Any quantitative assessment should take into account the limitations of simple averages or medians, especially where a concentration of 100%-redemption data points can distort the results.

19

2.3. Discussion

PMO’s performance and trading price do not warrant a change in management. [Mr. Hill]

• In Putnam’s hands, PMO’s performance compares favorably with its Lipper peer group
(slide 21).

• PMO’s expenses also compare favorably with its Lipper peer group (slide 21).

• PMO’s common shareholders currently enjoy liquidity in the secondary market at prices close to NAV, due to the continued narrowing of the trading discount (slide 22).

• PMO’s Trustees have taken proactive steps in periods of common share trading discounts to provide liquidity and enhance fund returns, while maintaining the fund’s closed-end structure (slide 23).

• PMO has skilled portfolio management (slide 24).

• Putnam’s fixed income investment organization is one of the largest in the industry
(slide 24).

• Putnam’s fixed income funds have a strong track record (slide 24).

• Putnam is a leading money manager (slide 25).

20

2.3. Discussion

PMO’s performance and trading price do not warrant a change in management. [Mr. Hill]

• In Putnam’s hands, PMO’s performance compares favorably with its Lipper peer group.

Annualized total returns as of March 31, 2011:

	1 year	3 years	5 years

PMO at NAV	0.19%	3.52%	3.02%

PMO at market price	1.03%	6.68%	4.61%

Lipper General Municipal Debt Funds	-0.55%	3.68%	2.43%
(leveraged closed-end) Average

• PMO’s expenses also compare favorably with its Lipper peer group.

Expense ratio

PMO as of FYE April 30, 2010 (most recent fiscal year)	1.08%

Lipper General Municipal Debt Funds	1.23%
(leveraged closed-end) Average

21

2.3. Discussion
PMO’s performance and trading price do not warrant a change in management. [Mr. Hill]

• PMO’s common shareholders currently enjoy liquidity in the secondary market at prices close to NAV, due to the continued narrowing of the trading discount.

– PMO’s market price relative to NAV has fluctuated over time; in no period has PMO experienced a deep, persistent discount.

	Tightest discount	Widest discount	Average discount/
	(or highest premium)	(or lowest premium)	premium

YTD through	-1.00%	-5.32%	-3.18%
4/28/2011

2010	-1.05%	-6.93%	-3.70%

2009	-4.01%	-11.77%	-6.72%

2008	-4.16%	-13.93%	-9.98%

2007	-5.85%	-13.95%	-9.16%

2006	-8.66%	-13.86%	-11.24%

2005	-4.80%	-14.14%	-10.03%

2004	+4.38%	-7.00%	-1.67%

2003	+2.49%	-8.06%	-2.81%

2002	+1.68%	-8.49%	-2.26%

2001	+7.05%	-5.24%	+2.34%

2000	+2.70%	-12.42%	-4.31%

1999	+8.83%	-12.57%	+1.46%

1998	+10.99%	-1.72%	+3.07%

1997	+6.01%	+0.47%	+3.22%

1996	+4.17%	-3.71%	+0.70%

1995	+1.25%	-8.22%	-2.98%

22

2.3. Discussion

PMO’s performance and trading price do not warrant a change in management. [Mr. Hill]

• PMO’s Trustees have taken proactive steps in periods of common share trading discounts to provide liquidity and enhance fund returns, while maintaining the fund’s closed-end structure.

– The tender offer: In 2007, PMO conducted a tender offer to purchase 10% of the fund’s outstanding common shares at a price per share equal to 98% of the NAV per share.

– The repurchase program: Recognizing the benefit of share repurchases for less than NAV, since 2005 Putnam and the Trustees have authorized a program to conduct open-market repurchases of outstanding common shares for PMO and all Putnam closed-end funds.

– The benefit: From October 2005 to March 2011, share repurchases under both the share repurchase program and the 2007 tender offer contributed approximately 1.27% to PMO’s cumulative returns during a low-interest-rate environment for fixed income investing.

Benefit to PMO through	Contribution to PMO’s cumulative	PMO’s cumulative returns
repurchase, in $	returns at NAV, 10/25/05-3/31/11	at NAV, 10/25/05-3/31/11

$3,286,245	1.27%	18.53%

		23

2.3. Discussion

PMO’s performance and trading price do not warrant a change in management. [Mr. Hill]

• PMO has skilled portfolio management (for complete biographies, see Appendix B).

PMO portfolio managers	Investment experience (years)		Responsibilities

Thalia Meehan, CFA	28		Team Leader, Tax Exempt Group
Paul M. Drury, CFA	22		Tax Exempt Specialist
Susan A. McCormack, CFA	25		Tax Exempt Specialist

• Putnam’s fixed income investment organization is one of the largest in the industry.

– Over 60 investment professionals averaging 15 years of experience, and with $55 billion in assets under management

Co-heads of fixed income	Investment experience (years)		Responsibilities

D. William Kohli	24		Portfolio Construction and Global Strategies
Michael V. Salm	20		Liquid Markets
Paul D. Scanlon, CFA	25		Corporate Credit and Tax Exempt

– Research coverage of every global fixed income sector

• Putnam’s fixed income funds have a strong track record.

– % of Putnam fixed income funds that ranked above average in their Lipper groups as of March 31, 2011:

1 year	3 years	5 years	10 years

72% (21 of 29 funds)	85% (23 of 27 funds)	93% (25 of 27 funds)	92% (24 of 26 funds)

– % of Putnam tax-exempt fixed income funds that ranked above average in their Lipper groups as of
March 31, 2011:

1 year	3 years	5 years	10 years

87% (13 of 15 funds)	87% (13 of 15 funds)	100% (15 of 15 funds)	93% (14 of 15 funds)

24

2.3. Discussion

PMO’s performance and trading price do not warrant a change in management. [Mr. Hill]

• Putnam is a leading money manager.

– For its 2010 investment performance, Putnam ranked in the top quartile of the Barron’s/Lipper survey of mutual fund families.

– Putnam ranked #1 for the same survey for 2009.

– Putnam has over 70 years of investment experience, managing money for individuals and institutions since 1937.

– Over $127 billion in assets under management.

– 81 mutual funds across asset classes, and six investment categories – growth, blend, value, income, absolute return, and global sector.

– 23 variable annuity and variable life product choices, with subaccounts for The Hartford Financial Services
Group and Allstate Life Insurance Company.

– 311 401(k) plans including a range of Putnam funds.

– 141 investment professionals with a balance of skill and backgrounds.

– Offices in Boston, London, Frankfurt, Amsterdam, Tokyo, Sydney, and Singapore.

– Led by experienced investment managers who seek superior results over time backed by original, fundamental research.

25

2.4. Discussion

Karpus’s agenda for PMO discredits Karpus’s Trustee nominees as potential fund fiduciaries. [Ms. Baxter]

• Karpus’s goal is to dismantle PMO’s closed-end structure for its own profit, irrespective of the costs imposed on other shareholders.

• PMO’s shareholders consciously chose a closed-end fund, and the closed-end structure continues to offer benefits.

– Investments in higher-yielding securities. Because a closed-end fund’s shares are not redeemable, PMO is not required to maintain short-term, lower-yielding investments in anticipation of possible redemptions.

– No sales and redemption costs. PMO does not experience the cash flows associated with sales and redemptions of open-end fund shares, which create transaction costs that are borne by long-term shareholders.

– Ability to use leverage. Unlike open-end funds, closed-end funds are permitted to engage in investment leverage by issuing preferred shares.

• Leverage is a viable investment tool to adjust duration, take advantage of relative value along the yield curve, increase yield, and increase exposure to attractive securities and/or sectors.

• In April 2010, PMO shareholders wisely defeated Karpus in its efforts to open-end PMO.

– For the 2 years ended December 31, 2010, PMO achieved a total return of 37.6% at NAV, compared with the 20.9% return of the class A shares of Putnam’s comparable open-end fund, Putnam Tax Exempt
Income Fund.

26

2.4. Discussion

Karpus’s agenda for PMO discredits Karpus’s Trustee nominees as potential fund fiduciaries. [Mr. Scanlon]

• Karpus’s stated agenda “to receive the intrinsic value of [its] shares” can harm other shareholders by imposing significant transaction costs and a higher operating expense ratio.

– A liquidity event (i.e., a merger, open-ending, or liquidation) would require redemption of all remaining preferred shares and could impose costs on shareholders. PMO would need to sell a significant portion of its portfolio in order to redeem its outstanding preferred shares prior to a liquidity event, which could cause the fund to incur significant transaction costs under certain market conditions as well as the risk of potential market losses associated with liquidating large positions in a short time frame.

– A merger or open-ending would result in additional asset liquidation to meet redemptions. PMO would likely need to liquidate additional assets in order to meet redemption requests from investors who do not wish to remain open-end fund shareholders.

– Other costs associated with a merger or open-ending. PMO would likely incur legal, accounting, proxy solicitation, and other costs in connection with soliciting a shareholder vote for a merger or open-ending and effecting the transaction.

– Increased expense ratio. Significant shareholder redemptions would reduce the size of PMO, which could result in an increased expense ratio for remaining shareholders.

• Karpus’s stated agenda, if implemented, would deprive PMO’s other shareholders of the leveraged, closed-end investment that they consciously selected from among a broad array of options available in the marketplace.

27

3. Conclusions

Recommendations for PMO’s 2011 shareholder meeting [Mr. Hill]

•	PMO’s shareholders are well-served; no management change is warranted. Karpus cannot be trusted to effect positive change for all shareholders in any event.

•	Vote PMO’s Management Proxy (White Card).

•	DO NOT VOTE Karpus’s Dissident Proxy (Green Card).

	PMO White Card Proposal		Proposed ISS Recommendation	Rationale

	1a: Fixing the number of Trustees at 12		Vote FOR fixing the number of Trustees at 12.	Recommendation of the Trustees’ Board Policy and
Nominating Committee

	1b: Electing Trustees		Vote FOR PMO’s 10 Trustee nominees voted	PMO’s Trustees are independent, highly qualified, and
			upon by the common and preferred	active fiduciaries with a demonstrated record of
			shareholders voting together.	advancing the interests of all shareholders. Karpus’s
nominees lack equivalent qualifications and experience,
			Vote FOR PMO’s 2 Trustee nominees voted	and cannot be trusted to protect the interests of all
			upon by the preferred shareholders voting	shareholders.
separately.

	2:	[Karpus Proposal] Terminating PMO’s	Vote AGAINST Karpus’s proposal to	Putnam is a leading money manager and has delivered
		management contract with Putnam	terminate PMO’s management contract with	solid performance for PMO’s common shareholders.
			Putnam.	Shareholders can have continued confidence in Putnam.

	3:	[Karpus Proposal] Recommending Trustees	Vote AGAINST Karpus’s proposal to redeem	Karpus’s proposal is not appropriate for a shareholder
		consider taking all steps to cause PMO to	preferred shares at par and utilize alternate	referendum. PMO’s Trustees regularly consider
		redeem preferred shares at par and to utilize	sources of leverage.	alternative sources of leverage that would result in
		alternate sources of leverage*		additional liquidity for preferred shareholders without
harming PMO’s common shareholders. In their business
judgment, the Trustees have determined that such
alternatives would be contrary to the interests of
common shareholders.

* As no purpose would be served by permitting a shareholder vote on this proposal, the Trustees do not intend to permit a vote on Proposal 3 at the meeting.

28

3. Conclusions

Recommendations for PMO’s 2011 shareholder meeting [Ms. Baxter]

• ISS should not issue separate recommendations for each class of stock.

– Karpus’s 2 nominees for election by the preferred shareholders do not deserve seats on PMO’s board.

• PMO’s nominees for election by the preferred shareholders consist of the independent Chairman of the
Board of Trustees and the independent Chairman of the Audit and Compliance Committee. Each has
served on the Board of Trustees of the Putnam Funds for over 25 years. During that time they have demonstrated an outstanding record of independence and diligence in promoting the interests of shareholders.

• Karpus’s nominees for election by the preferred shareholders are (i) a person who has regularly engaged in the business of attacking closed-end funds and (ii) a person who has regularly served as an advisor to persons engaged in such activities. Both nominees have a history of serving as allies of Karpus in its attacks on closed-end funds. They cannot be trusted to independently and fairly represent the interests of all shareholders.

• Mr. Goldstein has publicly criticized closed-end funds for redeeming preferred shares at par, stating, “I’m suspicious of some of the managers that are redeeming preferred shares, whether they are acting in the interest of the funds or the management company to salvage their reputations.” Similarly, his sponsor
Karpus has vigorously opposed such redemptions in the past (including in a letter to PMO in 2008, which is attached as Appendix E) as being contrary to the interests of common shareholders. These positions significantly undercut their claims to champion the particular interests of the preferred shareholders.

29

3. Conclusions

Recommendations for PMO’s 2011 shareholder meeting [Mr. Hill]

• ISS should not issue separate recommendations for each class of stock.

– An ISS recommendation supporting Karpus’s 2 nominees for election by the preferred shareholders would only be harmful to the fund.

• The election of 2 Karpus nominees would disrupt the orderly governance of PMO by likely resulting in the holding of separate meetings for PMO’s board. (Currently, PMO’s board meets nine times a year in combined meetings for all of the Putnam Funds.) As a result, PMO would incur additional legal and administrative costs due to the loss of efficiencies associated with the combined meetings.

• If elected, the 2 Karpus nominees would have no power to force PMO’s board to take any particular action relating to the preferred and, consistent with their obligations to protect the interests of all shareholders, could not advocate for any action that would benefit the preferred shareholders at the expense of the common shareholders in any event.

– Because there is one fund and one fiduciary obligation to PMO as a whole, there should be one ISS recommendation to both classes of stock.

• It would be illogical for ISS to endorse the election of 2 Karpus nominees who would likely take positions and promote actions that are fundamentally inconsistent with the strategic direction of those 10 current
Trustee nominees that ISS may simultaneously endorse for election by the common shareholders.

30

Appendices

• Appendix A: Trustees’ biographies

• Appendix B: Investment managers’ biographies

• Appendix C: Ropes & Gray LLP legal memorandum on Trustees’ fiduciary duties

• Appendix D: Table of distribution of ARPS redemptions among tax-exempt closed-end funds, from failure of ARPS in 2008 through 3/31/11

• Appendix E: Karpus’s letter to PMO in 2008 cautioning against ARPS redemptions

31

Appendix A

Trustees’ biographies

John A. Hill (Chair)
(Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm's investments on behalf of some of the nation's largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation (a leading independent natural gas an oil exploration and production company) and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Jameson A. Baxter (Vice Chair)
(Born 1943), Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter serves as Chairman of the Mutual Fund Directors Forum. Until 2011, Ms. Baxter served as a director of ASHTA Chemical, Inc. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products) . She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for 5 years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Ravi Akhoury
(Born 1947), Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of the Rubin Museum, serving on the Investment Committee, and of the American India Foundation. Mr. Akhoury is also a Director of RAGE Frameworks, Inc. (a private software company) .

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation Committees, and as a Director and member of the Audit Committee on the Board of Thompson Press (a publishing company) . From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stonybrook.

32

Appendix A

Trustees’ biographies

Barbara M. Baumann
(Born 1955) Trustee since 2010

Ms. Baumann is President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy fi rms and direct investor in energy assets. Ms. Baumann currently serves as a Director of SM Energy Company (a publicly held U.S. exploration and production company) and Unisource Energy Corporation (a publicly held electric utility in Arizona), as well as Cody Resources Management, LLP (a privately held energy, ranching, and commercial real estate company) . Ms. Baumann is a Trustee of Mount Holyoke College and serves on the Investment Committee for the college’s endowment. She is the former Chair of the Board and a current Board member of Girls Inc. of Metro Denver, and serves on the Finance Committee of The Children’s Hospital of Denver.

Prior to forming Cross Creek Energy Corporation in 2003, Ms. Baumann was Executive Vice President of Associated Energy Managers, a domestic private equity fi rm. From 1981 until 2000, she held a variety of financial and operational management positions with the global energy company Amoco Corporation and its successor, BP, most recently serving as Commercial Operations Manager of its Western Business Unit.

Ms. Baumann holds an M.B.A. from The Wharton School of the University of Pennsylvania and a B.A. from Mount Holyoke College.

Charles B. Curtis
(Born 1940), Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and as Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

Mr. Curtis is an attorney with over 15 years in private practice and 19 years in various positions in public service, including service at the Department of Treasury, the U.S. House of Representatives, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and the Department of Energy.

Robert J. Darretta
(Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company, and as the Health Care Industry Advisor to Permira, a global private equity firm.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world's largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson's finance, investor relations, information technology, and procurement functions. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over 10 years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

33

Appendix A

Trustees’ biographies

Paul L. Joskow
(Born 1947), Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance) . He is the Elizabeth and James Killian Professor of Economics and Management, Emeritus at the Massachusetts Institute of Technology (MIT), where he joined the faculty in 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) . Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) . Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company) .

Dr. Joskow has published seven books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — having served as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Kenneth R. Leibler
(Born 1949), Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. He is also a Director of Northeast Utilities, which operates New England’s largest energy delivery system, and, until November 2010, was a Director of Ruder Finn Group, a global communications and advertising firm.

Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson
(Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate) .

Mr. Patterson is past Chairman and served as a Trustee of the Joslin Diabetes Center. He previously was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments) . Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) .

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

34

Appendix A

Trustees’ biographies

George Putnam, III
(Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser) . He is a Trustee of Epiphany School and a Trustee of the Marine Biological

Laboratory in Woods Hole, Massachusetts. Prior to June 2007, Mr. Putnam was President of the Putnam Funds. Until 2010, he was a Trustee of St. Mark’s School, until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds
(Born 1952), Trustee since 2008 and President of the Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments' Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness, and he is a former President of the Commercial Club of Boston.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens
(Born 1942), Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company) . Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer) . Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company) . He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. Mr. Stephens holds B.S. and M.S. degrees from the University of Arkansas.

35

Appendix B

Investment managers’ biographies

Paul D. Scanlon, CFA

Mr. Scanlon is Co-Head of Fixed Income and Team Leader of Corporate Credit and Tax Exempt at Putnam. He is a Portfolio Manager of Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Diversified Income Trust, Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust. Mr. Scanlon, a CFA charterholder, joined Putnam in 1999, and has been in the investment industry since 1986.

Education: University of Chicago, M.B.A.; Colgate University, B.A.

Thalia Meehan, CFA

Ms. Meehan is a Team Leader of the Tax Exempt Group. In addition to managing Putnam’s Tax Exempt Group, she is a Portfolio Manager of Putnam’s tax-exempt fixed income funds. Ms. Meehan has served on the National Federation of Municipal Analysts’ Board of Governors and is a member of Putnam’s Diversity Advisory Council, the Boston Municipal Analyst Forum, and the Boston Security Analysts Society, as well as the Society of Municipal Analysts. In 2002, she received the Meritorious Service Award from the NFMA. Ms. Meehan, who joined Putnam’s Tax Exempt Bond Group in 1989, is a CFA charterholder and has been in the investment industry since 1983.

Education: Williams College, B.A.

Paul M. Drury, CFA

Mr. Drury is a Tax Exempt Specialist on the Tax Exempt Fixed Income team. He is responsible for managing several sectors within the municipal market. He is a Portfolio Manager of Putnam’s tax-exempt fixed income funds. Mr. Drury joined Putnam in 1989 as a Mutual Fund Accountant in the Tax Exempt Accounting Department. A CFA charterholder, he has over 21 years of investment industry experience.

Education: Suffolk University, B.A.

Susan A. McCormack, CFA

Ms. McCormack is a Tax Exempt Specialist on the Tax Exempt Fixed Income Group. She is a Portfolio Manager of Putnam’s tax-exempt fixed income funds. Ms. McCormack joined Putnam in 1994 as an analyst and moved into the role of Portfolio Manager in 1999. She is a CFA charterholder and has been in the investment industry since 1986.

Education: Stanford University, M.B.A.; Dartmouth College, A.B.

36

Appendix C

Ropes & Gray LLP legal memorandum on Trustees’ fiduciary duties

Subscript

ROPES & GRAY

ROPES & GRAY LLP
PRUDENTIAL TOWER
800 BOYLSTON STREET
BOSTON, MA 02199-3600
WWW.ROPESGRAY.COM

April 29, 2011

Carlo N. Forcione, Esq.
Vice President and Counsel
Legal and Compliance Department
Putnam Investments
One Post Office Square
Boston, MA 02109

Re: Rights of Preferred Shareholders of Putnam Municipal Opportunities Trust (the "Fund") and Fiduciary Obligations of the Trustees Elected by the Fund's Preferred Shareholders

Dear Mr. Forcione:

In connection with your upcoming presentation to Institutional Shareholder Services Inc. (ISS) regarding the Fund's contested shareholder meeting, you have asked us to summarize our views regarding the relative rights of the preferred shareholders of the Fund and the duties of the Trustees elected by the preferred shareholders. Our views are succinctly set forth in a letter we submitted on behalf of the Fund last year to a member of the staff of the Securities and Exchange Commission in response to certain complaints lodged by Karpus Management, Inc. ("Karpus") following the Fund's April 2010 shareholder meeting. The relevant portions of that letter are copied below:

> *The Rights of Preferred Shareholders Are Narrowly Defined*. The rights of common shareholders are, as a general matter, broadly defined by the Fund's organizational documents, by statute and by principles of common law. By contrast, the rights of the Fund's preferred shareholders are more narrowly defined by the specific contractual terms of the Fund's preferred shares as specified in the Declaration of Trust and Bylaws and as disclosed in the offering documents for the initial public offering of preferred shares. The holders of preferred shares may have many and varied interests, including an economic interest in changing the terms of the securities they purchased, but their rights with respect to the Fund are limited to those specified in the Fund's Declaration of Trust and Bylaws. Thus, Karpus paints with too broad a brush in all of its arguments regarding the "interests" of the preferred shareholders.
>
> *Preferred Shareholders Have No Inherent Right to Liquidity*. While the Bylaws set out a structure for the transfer of preferred shares through a regular remarketing process, the terms of the Fund's preferred shares do not guaranty that remarketing efforts will be successful or that there will be liquidity for the shares. Indeed, the Bylaws clearly contemplate the possibility of failed remarketings by requiring the Fund to pay distributions to preferred

ROPES & GRAY LLP

Page 2 April 29, 2011

> shareholders at a defined default rate for periods following failed remarketings. This default rate, which is calculated as a percentage premium over a taxable interest rate, was carefully structured at the time of the initial offering of the preferred shares to provide certain specific protections both to the preferred shareholders and to the Fund in the event of a failed auction. Holders of preferred shares would be receiving a premium dividend rate to compensate them for the loss of liquidity in the event of a failed remarketing process, while the Fund would be protected with an upside limit on the dividend rate it would be obliged to pay in the event of some disruption in the markets. It is possible that, under certain interest rate environments, the default rate could be sufficiently high (relative to the Fund's investment portfolio) so as to force the Fund to consider redemption of the preferred shares. However, the terms of the Fund's preferred shares do not require the Fund or its Trustees to take any particular action to provide liquidity except in those specific cases where mandatory redemption provisions in the Bylaws are triggered (*e.g.*, if the Fund fails to satisfy asset coverage requirements). Because the circumstances in which the preferred shareholders are entitled to liquidity are specifically defined in (and in a sense bargained for under) the Bylaws, it follows that the Trustees' duties to provide liquidity are limited to those circumstances.
>
> *Trustees Owe Primary Duty to Common Shareholders Where the Interest of Preferred and Common Shareholders Diverge*. The Trustees are obligated to consider any possible voluntary action to provide liquidity to preferred shareholders (*i.e.*, outside of the circumstances enumerated in the Bylaws requiring redemption) solely by reference to the interests of the common shareholders.[1]
>
> The Delaware Chancery Court -- which Massachusetts courts frequently look to for guidance on corporate governance issues -- has firmly established the principle that, where the interests of preferred shareholders and common shareholders diverge, a board's fiduciary responsibility is to look solely to the interests of the common shareholders (assuming, of course, that the contractual rights of the preferred shareholders have been honored). That court has stated that "generally it will be the duty of the board, where discretionary judgment is to be exercised, to prefer the interests of common stock -- as the good faith judgment of the board sees them to be -- to the interests created by the special rights, preferences, etc., of preferred stock, where there is a conflict."[2] Accordingly, the Fund rejects any assertion that the Trustees are obligated to look to the "interests" of the preferred shareholders beyond those specific contractual rights created by the Declaration of Trust and the Bylaws or that they are obligated to engage in a balancing of interests as between common and preferred shareholders.

---

[1] We draw your attention to public reports of recent shareholder demands by common shareholders of several leveraged closed-end funds, alleging that fund boards committed corporate waste and violated their fiduciary duties in authorizing the redemption of those funds' outstanding preferred shares. *See, e.g.*, "Nuveen Investments Provides Statement on Demand Letters Regarding ARPS," press release of Nuveen Investments available at http://www.nuveen.com/CEF/Info/PressReleases.aspx (April 26, 2010).

[2] *In re Trados Inc. Shareholder Litigation*, 2009 WL 2225958, *7 (Del. Ch. 2009) ("directors owe fiduciary duties to preferred stockholders as well as common stockholders where the right claimed by the preferred is not to a preference as against the common stock but rather a right shared equally with the common") (internal quotations omitted); *Equity-Linked Investors v. Adams*, 705 A.2d 1040, 1042 (Del. Ch. 1997).

37

Appendix C

Ropes & Gray LLP legal memorandum on Trustees’ fiduciary duties

ROPES & GRAY LLP

Page 3 April 29, 2011

The preferred shareholders in this circumstance are not unlike the holders of a debt instrument issued by a corporation. It may be that, after the initial issuance of the debt, the purchasers may perceive it to be in their interests to have the debt redeemed prior to its maturity or to receive a higher interest payment. However, these so-called "interests" would have no standing to be recognized in a board's conduct of the corporation's business, and no board would seriously consider acting to redeem such debt or to increase the interest paid in the absence of circumstances indicating that such actions would ultimately be of benefit to the common shareholders.

All Trustees Owe the Same Duties to the Fund. Under the Fund's Bylaws and the requirements of the 1940 Act, two Trustees are elected by the preferred shareholders, voting as a separate class, and the remaining Trustees are elected by the common and preferred shareholders voting together. As a matter of Massachusetts law[3] and in accordance with the Fund's organizational documents, all of the Fund's Trustees owe the same duties to the Fund regardless of which shareholders elected them. Thus each Trustee is a "fiduciary" of the Fund as a whole, and no Trustee is exclusively a fiduciary with respect to any particular shareholder constituency. The Karpus letter is inconsistent with Massachusetts law in asserting anything to the contrary.

* * * * *

Please feel free to contact me at (617) 951-7556 or george.raine@ropesgray.com with any questions regarding the matters discussed in this letter.

Very truly yours,

George B. Raine

GBR:cs

cc: Robert T. Burns, Esq., Putnam Investments
John W. Gerstmayr, Esq., Ropes & Gray LLP

---

[3] See, e.g., Mass. Gen. L. Ch. 156D, Section 8.30 ("A director shall discharge his duties as a director . . . in a manner the director reasonably believes to be in the best interests of the corporation.").

38

Appendix D

Table of distribution of ARPS redemptions among tax-exempt closed-end funds, from failure of ARPS in 2008 through 3/31/11

Range of ARPS Redemptions (% Redeemed)	Including Nuveen	Excluding Nuveen
Among Tax-Exempt Closed-End Funds	Funds	Funds

0%	20	19

0.01% – 9.99%	24	18

10% – 19.99%	29	24

20% – 29.99%	28	25

30% – 39.99%	35	33

40% – 49.99%	17	16

50% – 59.99%	2	1

60% – 69.99%	3	0

70% – 79.99%	0	0

80% – 89.99%	0	0

90% – 99.99%	0	0

100%	82	16

Number of Tax-Exempt Closed-End Funds	240	152

Source of ARPS redemption data as of 3/31/11 is Cecilia L. Gondor, Thomas J. Herzfeld Advisors, Inc.

39

Appendix E

Karpus’s letter to PMO in 2008 cautioning against ARPS redemptions

Karpus Investment Management

March 11, 2008

The Board of Directors
Putnam Investment Management, Inc. Municipal Closed-End Bond Funds
One Post Office Square
Boston, MA 2109
Attn: Francis J. McNamara, III, Vice-President and Chief Legal Officer

Re: Putnam Investment Management, Inc. Municipal Closed-End Bond Funds and the Use of Leverage

Board Members:

Karpus Management, Inc., d/b/a Karpus Investment Management ("Karpus"), is an independent registered investment adviser, managing just over $1.5 billion for individuals, retirement/401(k) plans, Taft-Hartley Funds, endowments and foundations. In fact, nearly $1 billion of Karpus' total assets are invested in closed-end funds. Given our clients' and our firm's strong belief in the closed-end fund format, we have become increasingly concerned with how the Boards of your closed-end funds will address the present situation concerning the auction rate preferred securities utilized as leverage within many funds (Karpus' holdings in the Putnam Investment Management, Inc. municipal closed-end bond funds are referenced on the attached Exhibit A).

Academic studies at Princeton University by Martin Cherkes and at Harvard University by economics professor Jeremy Stein, both indicate how the fundamental structure of a closed-end fund, as opposed to open-end fund, allow management to persistently perform well over time. Both studies explain how the structure of a closed-end fund allows management the opportunity to invest in less-liquid assets, thus allowing the fund to generate higher returns for its investors.

In 1999, Roger M. Edelen, professor of the University of Pennsylvania's Wharton School of Business, performed a random sample of equity open-ended funds. His estimates showed direct liquidity costs from forced transactions averaged 1.5–2 percent annually, which directly affected investors' performance. These findings suggest portfolio managers of closed-end funds are able to take more time in finding undervalued assets, with no pressure of having to sell underlying assets.

Looking beyond the current market conditions and along with the fact that, to our knowledge, no previous auction rate preferred failures have occurred, it doesn't seem prudent to cut dividends or deleverage at the current time. As the previous studies indicate, the structure of closed-end funds (and the utilization of leverage) affords investors unique opportunities to invest in areas otherwise difficult for investors to access.

183 Sully's Trail • Pittsford, New York 14534 • (585) 586-4680 • FAX: (585) 586-4315

". . . [T]he structure of a closed-end fund allows management the opportunity to invest in less-liquid assets, thus allowing a fund to generate higher returns for its investors."

". . . [I]t doesn't seem prudent to cut dividends or deleverage at the current time. As the previous studies indicate, the structure of closed-end funds (and the utilization of leverage) affords investors unique opportunities to invest in areas otherwise difficult for investors to access."

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Appendix E

Karpus’s letter to PMO in 2008 cautioning against ARPS redemptions

Page 2
Re: Putnam Investment Management, Inc. Municipal Closed-End Bond Funds and the Use of Leverage

At this critical time, however, we believe that it is imperative to remind the Board of the monitoring responsibilities it has with respect to assuring that the leverage employed by its funds is in fact adding value for common shareholders over longer periods of time. As you know, the primary purpose of leverage is to enhance income and/or returns for common shareholders by borrowing at a lower rate than what the fund can earn on the additional assets. Accordingly, if the cost of leverage/borrowing exceeds the rate of return on investment for a significant period of time, it is the duty of the Board to monitor and ensure that the funds it monitors utilize the most appropriate amount of leverage to enhance overall shareholder value.

Should you wish to discuss this issue further, please do not hesitate to contact me at (585) 586-4680. Thank you for your time and consideration.

Sincerely,

Brett D. Gardner
Portfolio Manager/Analyst

"As you know, the primary purpose of leverage is to enhance income and/or returns for common shareholders by borrowing at a lower rate than what the fund can earn on the additional assets."

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Putnam Municipal
Opportunities Trust (PMO)

Presentation to ISS
May 3, 2011